Exhibit 99.2

FINANCIAL SUPPLEMENT

MARCH 31, 2006

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics. We suggest that the notes to this supplement are read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

1

Notes to Financial Supplement

Presentation

Sale of Advertising & Communications businesses in Asia Pacific

On March 1, 2006, we completed the sale of our Advertising & Communications business in the Asia-Pacific region, and accordingly, we have reclassified our historical quarterly and annual financial information to reflect the disposition as discontinued operations in all periods presented. The financial results from continuing operations, presented herein, reflect the remaining and ongoing results of our business.

New Reportable Segment Presentation

We have reclassified our historical reportable segment information to reflect our new operating structure, which took effect in the first quarter of 2006. We now operate our business in four reportable segments:  Monster Careers - North America; Monster Careers - International; Internet Advertising and Fees; and Advertising & Communications. Corporate operating expenses are not allocated to the Company’s reportable segments. Results under our new segment presentation are presented herein to assist investors with evaluating financial performance on a comparable basis. Descriptions for our revised reportable segments follow:

Monster Careers. Our Monster Careers segments predominantly earn revenue from the placement of job postings on the websites within the Monster network, access to our resume databases and other additional career-related services.

Internet Advertising and Fees. Our Internet Advertising and Fees segment earns revenue from the display of advertisements on the Monster network of websites, click-throughs on text-based links, leads provided to advertisers and subscriptions to our premium services. Among the larger components of this segment are our Fastweb, MonsterTrak, Tickle and Military.com businesses. Prior to the first quarter of 2006, these operations were managed and reported by our Monster segment. Revenue from this segment is primarily earned in the United States.

Advertising & Communications. Our Advertising & Communications segment mainly earns revenue from job advertisements placed in newspapers and Internet career related websites such as Monster and other media, plus associated fees for related services. Revenue is recorded net of media placement costs.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies. We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

2

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures. As a result of the adoption SFAS 123(R) in 2006, free cash flow amounts in 2004 and 2005 have been adjusted to exclude the income tax benefits on stock option exercises. Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Annualized return on capital employed

Annualized return on capital employed indicates how efficiently our capital is being used to generate revenue. We calculate annualized return on capital employed as follows:

Annualized operating income / (Total Assets – Current liabilities + Current portion of debt)

Annualized operating income uses historical operating income as originally reported as its basis, unadjusted for any operations discontinued subsequently. Using annualized operating income, as historically reported, most effectively displays the results of our capital allocation decisions and its ability to generate a return on those decisions.

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

3

Monster Worldwide, Inc.

Statements of Operations - Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	3M 2005	3M 2006

Monster	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$223,812	$257,036	$189,534	$257,036
Advertising & Communications	35,825	36,223	37,339	39,777	38,990	36,674	38,180	39,254	34,711	38,990	34,711
Revenue	157,987	178,127	195,018	211,941	228,524	234,765	245,014	263,066	291,747	228,524	291,747

Salary and related	68,637	79,048	88,905	98,460	96,691	101,973	105,884	108,542	111,280	96,691	111,280
Office and general	27,931	29,462	31,808	33,116	36,280	36,666	35,873	36,972	44,110	36,280	44,110
Marketing and promotion	37,817	38,038	37,284	37,014	48,411	47,632	46,244	53,609	66,117	48,411	66,117
OIBDA(1)	23,602	31,579	37,021	43,351	47,142	48,494	57,013	63,943	70,240	47,142	70,240

Depreciation expense	6,149	6,624	6,793	5,781	6,765	6,827	6,958	7,193	7,992	6,765	7,992
Amortization of stock based compensation	474	872	737	639	968	534	540	693	2,068	968	2,068
Amortization of intangibles	605	1,241	3,069	2,329	2,354	2,274	2,206	2,859	2,702	2,354	2,702
Operating expenses	141,613	155,285	168,596	177,339	191,469	195,906	197,705	209,868	234,269	191,469	234,269

Operating income	16,374	22,842	26,422	34,602	37,055	38,859	47,309	53,198	57,478	37,055	57,478
Interest and other, net(2)	(186)	(509)	(244)	(14)	(82)	1,059	865	4,465	3,342	(82)	3,342
Income from cont. operations, pre-tax	16,188	22,333	26,178	34,588	36,973	39,918	48,174	57,663	60,820	36,973	60,820

Income taxes	5,335	7,428	8,532	11,343	13,068	13,967	16,955	20,149	22,149	13,068	22,149
Losses in equity interests	—	—	—	—	(209)	(367)	(641)	(2,180)	(1,241)	(209)	(1,241)
Income from continuing operations	10,853	14,905	17,646	23,245	23,696	25,584	30,578	35,334	37,430	23,696	37,430

Income (loss) from disc. operations, net of tax	1,552	1,335	2,342	1,226	(3,126)	(6,008)	243	1,131	4,832	(3,126)	4,832

Net income	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$30,821	$36,465	$42,262	$20,570	$42,262

Basic earnings per share:
Income from continuing operations	$0.09	$0.13	$0.15	$0.19	$0.20	$0.21	$0.25	$0.28	$0.30	$0.20	$0.30
Net income	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.29	$0.33	$0.17	$0.33

Diluted earnings per share:
Income from continuing operations	$0.09	$0.12	$0.15	$0.19	$0.19	$0.21	$0.25	$0.28	$0.29	$0.19	$0.29
Net income	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.29	$0.32	$0.17	$0.32

Weighted avg. shares outstanding:
Basic shares	115,533	117,431	118,584	119,373	120,655	121,049	122,128	124,348	126,753	120,655	126,753
Diluted shares	118,030	120,192	120,351	122,353	123,577	123,181	124,757	127,418	130,619	123,577	130,619

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

(2) - Interest and other, net includes a $2.1 million gain from the sale of a long-term investment in the fourth quarter of 2005.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations - Non-GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006

Monster	$593,909	$661,281	$717,468	$766,623	$818,271	$885,773
Advertising & Communications	149,164	152,329	152,780	153,621	153,098	148,819
Revenue	743,073	813,610	870,248	920,244	971,369	1,034,592

Salary and related	335,050	363,104	386,029	403,008	413,090	427,679
Office and general	122,317	130,666	137,870	141,935	145,791	153,621
Marketing and promotion	150,153	160,747	170,341	179,301	195,896	213,602
OIBDA (1)	135,553	159,093	176,008	196,000	216,592	239,690

Depreciation expense	25,347	25,963	26,166	26,331	27,743	28,970
Amortization of stock based compensation	2,722	3,216	2,878	2,681	2,735	3,835
Amortization of intangibles	7,244	8,993	10,026	9,163	9,693	10,041
Operating expenses	642,833	692,689	733,310	762,419	794,948	837,748

Operating income	100,240	120,921	136,938	157,825	176,421	196,844
Interest and other, net	(953)	(849)	719	1,828	6,307	9,731
Income from cont. operations, pre-tax	99,287	120,072	137,657	159,653	182,728	206,575

Income taxes	32,638	40,371	46,910	55,333	64,139	73,220
Losses in equity interests	—	(209)	(576)	(1,217)	(3,397)	(4,429)
Income from continuing operations	66,649	79,492	90,171	103,103	115,192	128,926

Income (loss) from disc. operations, net of tax	6,455	1,777	(5,566)	(7,665)	(7,760)	198

Net income	$73,104	$81,269	$84,605	$95,438	$107,432	$129,124

Basic earnings per share:
Income from continuing operations	$0.57	$0.67	$0.75	$0.85	$0.94	$1.04
Net income	$0.62	$0.68	$0.71	$0.79	$0.88	$1.04

Diluted earnings per share:
Income from continuing operations	$0.56	$0.65	$0.74	$0.84	$0.92	$1.02
Net income	$0.61	$0.67	$0.69	$0.77	$0.86	$1.02

Weighted avg. shares outstanding:
Basic shares	117,738	119,011	119,915	120,801	122,055	123,570
Diluted shares	120,075	121,618	122,366	123,467	125,038	126,494

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	3M 2005	3M 2006
Cash flows provided by (used for) operating activities:
Net income	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$30,821	$36,465	$42,262	$20,570	$42,262
Adjustments to reconcile net income to cash provided by (used for) operating activities:
(Income) loss from discontinued operations, net of tax	(1,552)	(1,335)	(2,342)	(1,226)	3,126	6,008	(243)	(1,131)	(4,832)	3,126	(4,832)
Depreciation and amortization	6,754	7,865	9,862	8,110	9,119	9,101	9,164	10,052	10,694	9,119	10,694
Provision for doubtful accounts	912	1,371	1,153	1,850	2,315	2,078	3,592	1,585	3,745	2,315	3,745
Tax benefit on stock based compensation	438	1,167	83	5,637	581	3,259	4,874	17,773	17,315	581	17,315
Excess tax benefits from stock option exercises	—	—	—	—	—	—	—	—	(17,051)	—	(17,051)
Non cash compensation	474	872	737	639	1,447	534	540	214	2,068	1,447	2,068
Common stock issued for matching contribution to 401(k) plan and other	2,145	1,329	202	604	741	1,264	835	973	996	741	996
Deferred income taxes	8,887	6,381	3,799	4,017	8,854	756	1,625	5,227	1,163	8,854	1,163
Minority interests and other	(93)	(213)	67	77	280	359	366	2,641	1,235	280	1,235
Changes in assets and liabilities, net of business combinations:	—	—
Accounts Receivable	(14,435)	(13,796)	(27,732)	(21,837)	7,607	(4,723)	(6,588)	(75,065)	(6,123)	7,607	(6,123)
Prepaid and other	466	8,803	2,659	(4,757)	1,742	(10,147)	9	(7,055)	(375)	1,742	(375)
Deferred revenue	7,964	16,290	16,528	34,658	6,728	3,613	2,350	79,950	16,138	6,728	16,138
Accounts payable, accrued expenses and other liabilities	3,453	(21,117)	6,831	(16,980)	(7,877)	28,528	20,038	(10,775)	11,281	(7,877)	11,281
Net cash provided by (used for) operating activities of discontinued operations	(38,841)	(6,497)	10,271	8,829	(13,870)	(7,284)	(1,047)	95	(2,234)	(13,870)	(2,234)
Total adjustments	(23,428)	1,120	22,118	19,621	20,793	33,346	35,515	24,484	34,020	20,793	34,020
Net cash provided by (used for) operating activities	(11,023)	17,360	42,106	44,092	41,363	52,922	66,336	60,949	76,282	41,363	76,282

Cash flows provided by (used for) investing activities:
Capital expenditures	(2,649)	(5,509)	(4,724)	(2,801)	(7,881)	(7,583)	(7,936)	(16,157)	(10,925)	(7,881)	(10,925)
Purchase of marketable securities	—	—	—	—	—	—	—	(118,461)	(334,990)	—	(334,990)
Sales and maturities of marketable securities	—	—	—	—	—	—	—	—	238,001	—	238,001
Payments for acquisitions and intangible assets, net of cash acquired	(25,931)	(90,182)	(1,813)	(1,958)	(42,477)	(7,010)	(2,265)	(96,598)	(23,655)	(42,477)	(23,655)
Investment in unconsolidated affiliate	—	—	—	—	(50,137)	—	—	—	(19,936)	(50,137)	(19,936)
Sale of long-term investment	—	—	—	—	1,878	—	125	2,713	—	1,878	—
Net proceeds from sale of business	—	—	—	6,810	(432)	50,181	(658)	1,000	—	(432)	—
Net cash provided by (used for) investing activities of discontinued operations	(5,194)	(3,181)	(1,439)	(740)	(752)	(47)	(607)	447	(960)	(752)	(960)
Net cash provided by (used for) investing activities	(33,774)	(98,872)	(7,976)	1,311	(99,801)	35,541	(11,341)	(227,056)	(152,465)	(99,801)	(152,465)

Cash flows provided by financing activities:
Net borrowings (repayments) under line of credit and capital lease obligations	(174)	(196)	(339)	(763)	(507)	(1,328)	(302)	323	(276)	(507)	(276)
Proceeds from the issuance of common stock	55,663	10	—	—	—	—	—	—	—	—	—
Cash received from the exercise of employee stock options	2,714	8,051	978	34,068	3,653	10,733	23,323	57,317	59,594	3,653	59,594
Excess tax benefits from stock option exercises	—	—	—	—	—	—	—	—	17,051	—	17,051
Repurchase of common stock	—	—	—	—	—	(1,398)	—	(7,906)	(8,537)	—	(8,537)
Structured stock repurchase, net	—	—	—	—	—	—	—	—	(22,758)	—	(22,758)
Net cash provided by financing activities	58,203	7,865	639	33,305	3,146	8,007	23,021	49,734	45,074	3,146	45,074

Effects of exchange rates on cash	227	(37)	239	2,191	(1,894)	(1,577)	(125)	(739)	547	(1,894)	547

Net increase (decrease) in cash and cash equivalents	13,633	(73,684)	35,008	80,899	(57,186)	94,893	77,891	(117,112)	(30,562)	(57,186)	(30,562)
Cash and cash equivalents, beginning of period	142,255	155,888	82,204	117,212	198,111	140,925	235,818	313,709	196,597	198,111	196,597
Cash and cash equivalents, end of period	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$313,709	$196,597	$166,035	$140,925	$166,035

Free cash flow (1):
Net cash provided by (used for) operating activities	$(11,023)	$17,360	$42,106	$44,092	$41,363	$52,922	$66,336	$60,949	$76,282	$41,363	$76,282
Less: Tax benefit on stock option exercises	(438)	(1,167)	(83)	(5,637)	(581)	(2,673)	(4,684)	(14,243)	—	(581)	—
Less: Capital expenditures	(2,649)	(5,509)	(4,724)	(2,801)	(7,881)	(7,583)	(7,936)	(16,157)	(10,925)	(7,881)	(10,925)
Free cash flow	$(14,110)	$10,684	$37,299	$35,654	$32,901	$42,666	$53,716	$30,549	$65,357	$32,901	$65,357

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006
ASSETS
Current assets:
Cash and cash equivalents	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$313,709	$196,597	$166,035
Marketable securities	—	—	—	—	—	—	—	123,747	221,019
Accounts receivable, net	236,677	262,994	289,574	309,041	302,441	305,088	308,082	382,606	384,985
Prepaid and other	54,562	53,005	49,877	50,171	46,733	53,001	52,456	59,711	62,187
Current assets of discontinued operations	135,432	140,230	159,828	146,188	140,042	13,417	14,409	10,398	—
Total current assets	582,559	538,433	616,491	703,511	630,141	607,324	688,656	773,059	834,226

Property and equipment, net	71,648	83,070	80,933	79,850	81,048	81,812	83,064	92,034	94,974
Goodwill	389,826	564,475	558,788	607,994	616,069	592,987	590,209	679,017	689,803
Intangibles, net	27,520	43,118	54,228	56,744	51,940	47,963	50,446	56,661	54,541
Other assets	17,674	13,305	13,299	17,170	14,769	26,674	26,480	29,939	30,544
Investment in unconsolidated affiliate	—	—	—	—	49,928	49,351	48,935	46,758	65,480
Long-term assets of discontinued operations	84,192	85,220	85,252	78,344	77,907	1,506	1,445	1,247	—
Total assets	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617	$1,489,235	$1,678,715	$1,769,568

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$267,961	$286,684	$290,382	$290,705	$285,119	$307,772	$322,929	$322,561	$333,598
Deferred revenue	162,856	180,196	196,724	231,382	242,100	245,713	248,063	328,902	345,040
Current portion of long-term debt	10,814	22,492	22,833	29,262	31,980	26,572	29,903	31,378	21,789
Current liabilities of discontinued operations	171,929	166,860	193,068	179,394	161,228	18,327	17,375	13,747	—
Total current liabilities	613,560	656,232	703,007	730,743	720,427	598,384	618,270	696,588	700,427

Long-term debt, less current portion	9,287	34,311	34,196	33,975	14,653	14,363	14,805	15,678	3,093
Other liabilities	13,757	15,228	17,041	23,083	30,051	35,985	37,423	46,637	47,464
Long-term liabilities of discontinued operations	521	399	315	298	388	171	155	137	—
Total liabilities	637,125	706,170	754,559	788,099	765,519	648,903	670,653	759,040	750,984

Common stock and class B common stock	117	120	120	122	122	122	124	127	129
Additional paid-in capital	1,029,961	1,099,571	1,104,395	1,146,708	1,153,681	1,167,900	1,196,932	1,267,741	1,358,758
Accumulated other comprehensive income	53,655	55,760	64,369	98,027	71,804	40,267	39,740	35,518	42,979
Unamortized stock based compensation	—	(2,801)	(3,240)	(2,603)	(3,154)	(2,981)	(2,441)	(4,403)	(46,236)
Retained earnings (deficit)	(547,439)	(531,199)	(511,212)	(486,740)	(466,170)	(446,594)	(415,773)	(379,308)	(337,046)
Total stockholders’ equity	536,294	621,451	654,432	755,514	756,283	758,714	818,582	919,675	1,018,584

Total liabilities and stockholders’ equity	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617	$1,489,235	$1,678,715	$1,769,568

Selected Financial Ratios(2)
- Annualized return on equity	9.9%	11.2%	12.5%	13.9%	10.9%	10.3%	15.6%	16.8%	17.4%
- Annualized return on capital employed (ROCE)	13.9%	14.9%	17.4%	18.2%	15.9%	18.6%	21.2%	21.0%	21.1%
- Book value per share	$4.63	$5.24	$5.51	$6.27	$6.26	$6.24	$6.61	$7.33	$7.95
- Cash and marketable securities per share	$1.35	$0.69	$0.99	$1.64	$1.17	$1.94	$2.54	$2.55	$3.02

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment Information and Margin Analysis - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	3M 2005	3M 2006
Segment revenue:
Monster Careers - North America	$92,951	$96,985	$103,494	$112,070	$123,556	$126,152	$134,094	$137,798	$159,998	$123,556	$159,998
Monster Careers - International	17,166	26,010	30,783	36,912	41,217	45,880	44,837	55,184	64,591	41,217	64,591
Monster Careers revenue	$110,117	$122,995	$134,277	$148,982	$164,773	$172,032	$178,931	$192,982	$224,589	$164,773	$224,589

Internet Advertising & Fees revenue	12,045	18,909	23,402	23,182	24,761	26,059	27,903	30,830	32,447	24,761	32,447

Total Monster revenue	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$223,812	$257,036	$189,534	$257,036

Advertising & Communications - North America	$17,495	$17,553	$19,292	$21,427	$19,762	$18,932	$21,540	$25,031	$19,917	$19,762	$19,917
Advertising & Communications - International	18,330	18,670	18,047	18,350	19,228	17,742	16,640	14,223	14,794	19,228	14,794
Advertising & Communications revenue	$35,825	$36,223	$37,339	$39,777	$38,990	$36,674	$38,180	$39,254	$34,711	$38,990	$34,711

Segment OIBDA(1):
Monster Careers - North America	$22,370	$28,038	$32,884	$42,670	$42,511	$46,070	$51,986	$51,673	$59,218	$42,511	$59,218
Monster Careers - International	(1,141)	2,284	2,586	4,849	925	307	357	4,139	5,026	925	5,026
Monster Careers OIBDA (1)	$21,229	$30,322	$35,471	$47,519	$43,435	$46,377	$52,342	$55,811	$64,244	$43,435	$64,244

Internet Advertising & Fees OIBDA(1)	6,305	6,128	7,133	6,739	8,457	9,283	9,555	11,768	11,715	8,457	11,715

Total Monster OIBDA(1)	$27,534	$36,450	$42,604	$54,258	$51,893	$55,661	$61,897	$67,580	$75,959	$51,893	$75,959

Advertising & Communications - North America	$2,160	$2,241	$2,848	$2,362	$3,189	$1,633	$3,552	$7,861	$2,769	$3,189	$2,769
Advertising & Communications - International	659	1,064	427	(1,231)	1,040	517	2,034	975	1,557	1,040	1,557
Advertising & Communications OIBDA (1)	$2,819	$3,305	$3,275	$1,131	$4,229	$2,150	$5,586	$8,836	$4,326	$4,229	$4,326

Corporate expenses before D&A(1)	$(6,751)	$(8,176)	$(8,858)	$(12,038)	$(8,980)	$(9,317)	$(10,470)	$(12,472)	$(10,045)	$(8,980)	$(10,045)

Segment operating income (loss):(1)
Monster Careers - North America	$18,679	$24,439	$29,413	$39,527	$38,656	$42,170	$48,233	$47,863	$55,314	$38,656	$55,314
Monster Careers - International	(2,021)	864	(358)	3,328	(1,565)	(2,097)	(2,060)	891	1,166	(1,565)	1,166
Monster Careers operating income	$16,658	$25,304	$29,056	$42,855	$37,091	$40,073	$46,173	$48,754	$56,480	$37,091	$56,480

Internet Advertising & Fees operating income	6,047	5,226	5,583	5,239	7,356	8,175	8,412	10,469	9,627	7,356	9,627

Total Monster operating income	$22,705	$30,529	$34,638	$48,093	$44,447	$48,248	$54,585	$59,223	$66,107	$44,447	$66,107

Advertising & Communications - North America	$980	$1,017	$1,659	$1,241	$2,132	$538	$2,309	$6,838	$1,728	$2,132	$1,728
Advertising & Communications - International	216	617	(27)	(1,805)	699	193	1,720	664	1,307	699	1,307
Advertising & Communications operating income (loss)	$1,195	$1,634	$1,632	$(565)	$2,831	$731	$4,029	$7,502	$3,035	$2,831	$3,035

Corporate expenses	$(7,526)	$(9,321)	$(9,848)	$(12,927)	$(10,223)	$(10,120)	$(11,304)	$(13,527)	$(11,664)	$(10,223)	$(11,664)

Margin Analysis:

Monster Careers - North America OIBDA margin	24.1%	28.9%	31.8%	38.1%	34.4%	36.5%	38.8%	37.5%	37.0%	34.4%	37.0%
Monster Careers - North America operating margin	20.1%	25.2%	28.4%	35.3%	31.3%	33.4%	36.0%	34.7%	34.6%	31.3%	34.6%
Monster Careers - International OIBDA margin	-6.6%	8.8%	8.4%	13.1%	2.2%	0.7%	0.8%	7.5%	7.8%	2.2%	7.8%
Monster Careers - International operating margin	-11.8%	3.3%	-1.2%	9.0%	-3.8%	-4.6%	-4.6%	1.6%	1.8%	-3.8%	1.8%
Internet Advertising & Fees OIBDA margin	52.3%	32.4%	30.5%	29.1%	34.2%	35.6%	34.2%	38.2%	36.1%	34.2%	36.1%
Internet Advertising & Fees operating margin	50.2%	27.6%	23.9%	22.6%	29.7%	31.4%	30.1%	34.0%	29.7%	29.7%	29.7%
Monster OIBDA margin	22.5%	25.7%	27.0%	31.5%	27.4%	28.1%	29.9%	30.2%	29.6%	27.4%	29.6%
Monster operating margin	18.6%	21.5%	22.0%	27.9%	23.5%	24.4%	26.4%	26.5%	25.7%	23.5%	25.7%
Consolidated OIBDA margin	14.9%	17.7%	19.0%	20.5%	20.6%	20.7%	23.3%	24.3%	24.1%	20.6%	24.1%
Consolidated operating margin	10.4%	12.8%	13.5%	16.3%	16.2%	16.6%	19.3%	20.2%	19.7%	16.2%	19.7%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Geographic Information and Employee Data - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	3M 2005	3M 2006

Consolidated revenue by geographic region:
North America	$122,491	$133,447	$146,188	$156,679	$168,079	$171,143	$183,537	$193,659	$212,362	$168,079	$212,362
International	35,496	44,680	48,830	55,262	60,445	63,622	61,477	69,407	79,385	60,445	79,385
Consolidated revenue	$157,987	$178,127	$195,018	$211,941	$228,524	$234,765	$245,014	$263,066	$291,747	$228,524	$291,747

Consolidated OIBDA by geographic region:
North America	$30,835	$36,407	$42,865	$51,771	$54,157	$56,987	$65,092	$71,302	$73,702	$54,157	$73,702
International	(482)	3,348	3,014	3,618	1,965	824	2,391	5,114	6,583	1,965	6,583
Corporate	(6,751)	(8,176)	(8,858)	(12,038)	(8,980)	(9,317)	(10,470)	(12,472)	(10,045)	(8,980)	(10,045)
Consolidated OIBDA (1)	$23,602	$31,579	$37,021	$43,351	$47,142	$48,494	$57,013	$63,943	$70,240	$47,142	$70,240

Consolidated operating income (loss) by geographic region:
North America	$25,705	$30,682	$36,655	$46,006	$48,144	$50,883	$58,953	$65,170	$66,668	$48,144	$66,668
International	(1,805)	1,481	(384)	1,523	(866)	(1,904)	(340)	1,555	2,473	(866)	2,473
Corporate	(7,526)	(9,321)	(9,848)	(12,927)	(10,223)	(10,120)	(11,304)	(13,527)	(11,664)	(10,223)	(11,664)
Consolidated operating income	$16,374	$22,842	$26,422	$34,602	$37,055	$38,859	$47,309	$53,198	$57,478	$37,055	$57,478

Employee Data:

Global employees (ones)	3,189	3,749	3,903	4,015	4,243	4,335	4,431	4,635	4,842	4,243	4,842
Annualized revenue per average employee	$198.6	$205.4	$203.9	$214.1	$221.4	$218.9	$223.6	$232.1	$246.3	$221.4	$246.3

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations - Non GAAP

(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	3M 2005	3M 2006

Monster	77.3%	79.7%	80.9%	81.2%	82.9%	84.4%	84.4%	85.1%	88.1%	82.9%	88.1%
Advertising & Communications	22.7%	20.3%	19.1%	18.8%	17.1%	15.6%	15.6%	14.9%	11.9%	17.1%	11.9%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	43.4%	44.4%	45.6%	46.5%	42.3%	43.4%	43.2%	41.3%	38.1%	42.3%	38.1%
Office and general	17.7%	16.5%	16.3%	15.6%	15.9%	15.6%	14.6%	14.1%	15.1%	15.9%	15.1%
Marketing and promotion	23.9%	21.4%	19.1%	17.5%	21.2%	20.3%	18.9%	20.4%	22.7%	21.2%	22.7%
OIBDA(1)	14.9%	17.7%	19.0%	20.5%	20.6%	20.7%	23.3%	24.3%	24.1%	20.6%	24.1%

Depreciation expense	3.9%	3.7%	3.5%	2.7%	3.0%	2.9%	2.8%	2.7%	2.7%	3.0%	2.7%
Amortization of stock based compensation	0.3%	0.5%	0.4%	0.3%	0.4%	0.2%	0.2%	0.3%	0.7%	0.4%	0.7%
Amortization of intangibles	0.4%	0.7%	1.6%	1.1%	1.0%	1.0%	0.9%	1.1%	0.9%	1.0%	0.9%
Operating expenses	89.6%	87.2%	86.5%	83.7%	83.8%	83.4%	80.7%	79.8%	80.3%	83.8%	80.3%

Operating income	10.4%	12.8%	13.5%	16.3%	16.2%	16.6%	19.3%	20.2%	19.7%	16.2%	19.7%
Interest and other, net	-0.1%	-0.3%	-0.1%	0.0%	0.0%	0.5%	0.4%	1.7%	1.1%	0.0%	1.1%
Income from cont. operations, pre-tax	10.2%	12.5%	13.4%	16.3%	16.2%	17.0%	19.7%	21.9%	20.8%	16.2%	20.8%

Income taxes	3.4%	4.2%	4.4%	5.4%	5.7%	5.9%	6.9%	7.7%	7.6%	5.7%	7.6%
Losses in equity interests	0.0%	0.0%	0.0%	0.0%	-0.1%	-0.2%	-0.3%	-0.8%	-0.4%	-0.1%	-0.4%
Income from continuing operations	6.9%	8.4%	9.0%	11.0%	10.4%	10.9%	12.5%	13.4%	12.8%	10.4%	12.8%

Income (loss) from disc. operations, net of tax	1.0%	0.7%	1.2%	0.6%	-1.4%	-2.6%	0.1%	0.4%	1.7%	-1.4%	1.7%

Net income	7.9%	9.1%	10.2%	11.5%	9.0%	8.3%	12.6%	13.9%	14.5%	9.0%	14.5%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.